UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-5003

                           BLUE CHIP VALUE FUND, INC.
               (Exact name of registrant as specified in charter)

           1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                W. Bruce McConnel
                           Drinker Biddle & Reath LLP
                                One Logan Square
                              18th & Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                      -------------------------------------
                     (Name and address of agent for service)

       Registrant's Telephone Number, including Area Code: (303) 623-2577

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Shareholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

--------------------------------------------------------------------------------

                               [LOGO]     Blue Chip
                              BlueChip    Value Fund

                               Semi-Annual Report

                                 to Stockholders

                                 June 30, 2003
--------------------------------------------------------------------------------

PORTFOLIO MANAGER COMMENTARY

Dear Fellow Stockholders:

      Patience was finally rewarded during the first half of our fiscal year as a dismal winter slump gave way to an extended springtime rally. Although war fears, decaying business fundamentals and economic uncertainties initially took their toll, it appears to us that the market later shrugged them off in anticipation of better times ahead. What fueled this optimism, in our opinion, was a positive outcome in Iraq coupled with surprisingly strong first-quarter earnings and nascent signs of economic stability. With hopes raised that business conditions might soon improve, investor confidence surged.

      Against this backdrop, the Blue Chip Value Fund realized an 8.11% gain in net asset value (NAV) for the six-month period ended June 30, 2003, compared to an 11.76% advance for its benchmark, the S&P 500 Index. The Fund's market price entered the year trading at a discount to NAV of more than 5%, and ended the period trading at a premium of nearly 13%. While our relative NAV performance was disappointing, we are optimistic about the prospects of our relative returns going forward. Let us explain.

      In the early stages of a market recovery, it appears to us that some participants are tempted to "bet" on beaten-down or lower-quality companies whose share prices reflect significant risks, such as excessive debt or weakening business fundamentals. Another group of investors may choose to "capture the rally" by "betting" on high volatility or high-beta stocks. Recent studies support this notion, as the market assumed heightened risk levels during the first half of 2003, with the lowest-quality companies seemingly outpacing their higher-quality counterparts. One report in particular, authored by Merrill Lynch Chief U.S. Strategist Richard Bernstein, calculated that speculative companies rose 35.5% while stable ones gained only 8.9%. Furthermore, he noted that valuation spreads between the highest beta stocks and the lowest beta stocks widened considerably, approaching the peak levels of late 1999 (Source:
U.S. Strategy, Merrill Lynch, July 2003). Despite these higher risk premiums, the Fund's absolute performance, a product of our disciplined investment process, held its own during the period. This process evaluates the cash generation abilities of prospective holdings, the market's valuation of those free cash flows, and the risks inherent in a company's business outlook and balance sheet.

Given these strict criteria, the Fund generally attempts to screen out lower-quality and more highly speculative companies. In our view, chasing this theme would neither be prudent nor desired by our stockholders.

      With that in mind, our higher-quality technology holdings failed to keep pace with the benchmark during the period. Nevertheless, we continue to be vigilant with respect to valuation and believe our investments have intrinsic value that is greater than the current market value. Within the financial sector, our position in home financing giant Freddie Mac came under severe pressure as the company faced allegations of accounting irregularities and management turmoil. Although we underestimated the magnitude of its forthcoming earnings restatement, we still believe that the value of the franchise is greater than where the stock currently trades. Elsewhere, our holdings in aerospace and defense contractor General Dynamics Corp. struggled when its business jet unit experienced revenue and profit difficulties. Likewise, industrial equipment supplier Parker Hannifin Corp. fell short of expectations as the prolonged global economic slowdown contributed to softness across all of its markets.

      Performance in our healthcare-related holdings proved to be a source of strength. Generic and specialty pharmaceutical names such as Watson Pharmaceuticals Inc. and Mylan Laboratories Inc. added nicely to the Fund's returns, while exposure to large-cap drug giants Wyeth, Bristol-Myers Squibb Co. and Pharmacia Corp. as well as managed health-care leader Aetna Inc. also contributed to significant outperformance relative to our benchmark. We remained underrepresented in consumer staples believing that lofty valuations would cause the sector to trail the market--a decision that added value. At the same time, we capitalized on a modest overweight in the energy sector as integrated energy firm ConocoPhillips realized significant cost savings and operational efficiencies from its August 2002 merger. Strong stock picking in select exploration and production companies emphasizing North American natural gas also worked in our favor.

      Looking ahead, we remain optimistic that an economic recovery is underway, and that existing monetary and fiscal stimulus will serve to support that recovery. Although we are conscious of the need to own stocks that will benefit from a rebounding economy, we plan to continue to invest in a portfolio of companies we believe are selling at a discount to their estimated cash flows, even assuming the economic recovery is subdued. Despite periodic near-term pressures from the investing "crowd", we remain driven by the belief that investing is a long-term endeavor because we believe fundamentals prevail in the end.

Sincerely,


/s/ Mark M. Adelmann

Mark M. Adelmann, CFA, CPA
Portfolio Manager and Vice
President

      The Portfolio Manager Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

SEND US YOUR E-MAIL ADDRESS

      If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

--------------------------------------------------------------------------------
                    Sector Diversification in Comparison to
                          S&P 500 as of June 30, 2003*
--------------------------------------------------------------------------------
                                                             Fund        S&P 500
--------------------------------------------------------------------------------
Basic Materials                                               2.6%         2.5%
--------------------------------------------------------------------------------
Capital Goods                                                 7.1%         4.7%
--------------------------------------------------------------------------------
Commercial Services                                           2.5%         2.2%
--------------------------------------------------------------------------------
Communications                                                4.3%         6.6%
--------------------------------------------------------------------------------
Consumer Cyclical                                            12.8%        12.4%
--------------------------------------------------------------------------------
Consumer Staples                                              5.5%         8.9%
--------------------------------------------------------------------------------
Energy                                                        6.3%         5.8%
--------------------------------------------------------------------------------
Financials                                                   21.3%        23.2%
--------------------------------------------------------------------------------
Medical/Healthcare                                           19.6%        14.6%
--------------------------------------------------------------------------------
REITs                                                         0.0%         0.3%
--------------------------------------------------------------------------------
Technology                                                   13.0%        14.3%
--------------------------------------------------------------------------------
Transportation                                                1.9%         1.6%
--------------------------------------------------------------------------------
Utilities                                                     1.1%         2.9%
--------------------------------------------------------------------------------
Short-Term Investments and
Net Other Assets/Liabilities                                  2.0%          --
--------------------------------------------------------------------------------
*Sector  diversification  is subject to change and may not be  representative of future investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                              as of June 30, 2003
--------------------------------------------------------------------------------
                 Return      6 Mos.     1-Year     3-Year       5-Year   10-Year
--------------------------------------------------------------------------------
Blue Chip
Value Fund       NAV          8.11%    (5.21%)     (4.67%)     (2.14%)    9.19%
--------------------------------------------------------------------------------
Blue Chip        Market
Value Fund       Price      28.73%      4.90%      (0.91%)     (0.32%)   10.26%
--------------------------------------------------------------------------------
S&P 500
Index                       11.75%      0.25%     (11.19%)     (1.61%)   10.04%
--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Market Price Performance History Since
                   Inception (04/15/87) through June 30, 2003
--------------------------------------------------------------------------------

   [The following table was depicted as a Line Graph in the Printed Material]

                 Adjusted Market Price(1)       Actual Market Price(2)
                            10                            10
                           9.5                           9.5
                           7.8                          7.75
                          5.58                           5.5
                          5.87                          5.75
                          6.31                          6.13
                           6.1                          5.88
                          6.28                             6
                          6.73                          6.25
                          7.62                          6.88
                          8.54                           7.5
                           8.2                             7
                          8.13                          6.75
                          8.21                          6.63
                          6.86                          5.38
                          7.86                             6
                          9.28                          6.88
                          9.88                          7.13
                         10.49                          7.38
                          11.4                          7.63
                         11.77                          7.88
                         12.07                          7.88
                         12.18                          7.75
                         12.81                          7.75
                         13.64                          8.25
                         13.78                          8.13
                         14.51                          8.25
                         14.57                          7.88
                          14.1                          7.63
                         12.54                          6.75
                         12.83                          6.88
                         12.65                          6.13
                         13.68                          6.63
                         14.78                          7.13
                         15.88                          7.63
                         17.91                          7.63
                         19.09                          8.13
                         20.04                           8.5
                         21.89                          9.25
                         24.98                          9.25
                         22.92                          8.38
                         27.37                          9.75
                         31.13                         10.81
                         35.11                         10.94
                         38.12                         11.88
                         37.19                         11.31
                         30.52                          9.06
                         35.58                          9.75
                         35.12                          9.63
                          37.9                         10.13
                         35.79                          9.31
                         37.95                          8.69
                         36.04                          8.25
                         37.62                          8.38
                         38.84                          8.44
                         36.75                          7.55
                         34.06                          6.79
                         41.48                          8.05
                         37.75                          7.14
                         41.92                          7.56
                         39.16                          7.02
                         34.89                           6.1
                         28.26                           4.8
                         28.43                          4.59
                         27.31                          4.41
                          36.6                          5.77

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than its original cost when sold.

(1) Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO) and then reinvested all annual distributions as indicated, and fully participated in primary subscriptions of rights offerings.

(2) Reflects the actual market price of one share as it has traded on the NYSE.

(3) Annual distribution totals represent actual amounts. Please note the distribution total for 2003 is for six months ended June 30, 2003. The Fund currently pays 2.5% of its net asset value quarterly; however this policy may be changed at the discretion of the Fund's Board of Directors.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003 (Unaudited)

ASSETS
Investments at market value                                       $ 137,428,001
  (identified cost $138,011,160)
Dividends receivable                                                    119,873
Interest receivable                                                       3,139
Other assets                                                             41,101
                                                                  -------------
  TOTAL ASSETS                                                      137,592,114
                                                                  -------------

LIABILITIES
Payable for securities purchased                                        817,305
Advisory fee payable                                                     69,424
Administration fee payable                                                7,945
Accrued expenses and other liabilities                                   36,010
                                                                  -------------
  TOTAL LIABILITIES                                                     930,684
                                                                  -------------
NET ASSETS                                                        $ 136,661,430
                                                                  =============

COMPOSITION OF NET ASSETS
Capital stock, at par                                             $     266,779
Paid-in-capital                                                     158,331,918
Undistributed net investment income                                      61,083
Accumulated net realized loss                                       (18,614,638)
Net unrealized depreciation on investments                             (583,159)
Undesignated distributions                                           (2,800,553)
                                                                  -------------
                                                                  $ 136,661,430
                                                                  =============

SHARES OF COMMON STOCK
  OUTSTANDING (100,000,000 shares
  authorized at $0.01 par value)                                     26,677,937
                                                                  =============

Net asset value per share                                         $        5.12
                                                                  =============

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2003 (Unaudited)

INCOME
  Dividends                                        $  851,411
  Interest                                             30,155
                                                   ----------
TOTAL INCOME                                                     $      881,566
                                                                 --------------

EXPENSES
  Investment advisory fee
    (Note 3)                                          392,958
  Administrative services fee
    (Note 3)                                           44,949
  Stockholder reporting                                70,500
  Legal fees                                           67,500
  Transfer agent fees                                  36,382
  Directors' fees                                      35,734
  NYSE listing fees                                    19,338
  Audit and tax preparation fees                       12,165
  Insurance and fidelity bond                           5,510
  Custodian fees                                        4,786
  Other                                                 4,357
                                                   ----------
    TOTAL EXPENSES                                                      694,179
                                                                 --------------
    NET INVESTMENT INCOME                                               187,387
                                                                 --------------
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
  Net realized loss on investments                                   (2,224,655)
  Change in net unrealized appreciation
    or depreciation of investments                                   12,168,112
                                                                 --------------
    NET GAIN ON INVESTMENTS                                           9,943,457
                                                                 --------------
    NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                                  $   10,130,844
                                                                 ==============

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                               For the Six          For the
                                              Months Ended         Year Ended
                                                 June 30,         December 31,
                                                 2003(1)              2002
                                              -------------       -------------
Increase/(decrease) in net
  assets from operations:
  Net investment income                       $     187,387       $     930,340
  Net realized loss from
    securities transactions                      (2,224,655)        (16,214,221)
  Change in net unrealized
    appreciation or depreciation
    of investments                               12,168,112         (21,320,777)
                                              -------------       -------------
                                                 10,130,844         (36,604,658)
                                              -------------       -------------

Decrease in net assets
  from distributions to
  stockholders from:
  Net investment income                            (126,304)           (930,340)
  Return of capital                                       0         (13,857,137)
  Undesignated (Note 1)                          (2,800,553)                  0
                                              -------------       -------------
                                                 (2,926,857)        (14,787,477)
                                              -------------       -------------

Increase in net assets from
  common stock transactions:
Proceeds from the sale of
  0 and 5,262,771 shares
  respectively, net of offering
  expenses (Note 4)                                       0          32,797,247
Net asset value of common
  stock issued to stockholders
  from reinvestment of
  dividends (157,387 and
  295,323 shares issued,
  respectively)                                     744,533           1,790,086
                                              -------------       -------------
                                                    744,533          34,587,333
                                              -------------       -------------
NET INCREASE/(DECREASE)
  IN NET ASSETS                                   7,948,520         (16,804,802)

NET ASSETS
  Beginning of period                           128,712,910         145,517,712
                                              -------------       -------------
  End of period (including
    $61,083 and $0 of
    undistributed net
    investment income,
    respectively)                             $ 136,661,430       $ 128,712,910
                                              =============       =============

See accompanying notes to financial statements.

(1)   Unaudited.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

                                                                  For the Six
                                                                  Months Ended
Per Share Data                                                      June 30,
(for a share outstanding throughout each period)                    2003(1)
                                                                  ------------
Net asset value - beginning of period                             $      4.85
Investment operations
Net investment income                                                    0.01
Net gain (loss) on investments                                           0.37
                                                                  -----------
Total from investment operations                                         0.38
                                                                  -----------
Distributions
From net investment income                                              (0.01)
From net realized gains on investments                                     --
Return of capital                                                          --
Undesignated                                                            (0.10)
                                                                  -----------
Total distributions                                                     (0.11)
                                                                  -----------
Capital Share Transactions
Dilutive effects of rights offerings                                       --
Offering costs charged to paid in capital                                  --
                                                                  -----------
Total capital share transactions                                           --
                                                                  -----------
  Net asset value, end of period                                  $      5.12
                                                                  ===========
  Per share market value, end of period                           $      5.77
                                                                  ===========
Total investment return(2) based on:
  Net Asset Value                                                         8.1%
  Market Value                                                           28.7%
Ratios/Supplemental data:
Ratios of expenses to average net assets                                 1.09%*
Ratio of net investment income to average net  assets                    0.29%*
Ratio of total distributions to average net assets                       2.28%
Portfolio turnover rate(3)                                              26.95%
Net assets - end of period (in thousands)                         $   136,661

See accompanying notes to financial statements.

*     Annualized.

(1)   Unaudited.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value

                         For the year ended December 31,
-------------------------------------------------------------------------------
    2002             2001             2000            1999              1998
-----------      -----------      -----------      -----------      -----------
$      6.94      $      8.17      $      9.09      $     10.25      $      9.76

       0.04             0.04             0.05             0.03             0.05
      (1.40)           (0.29)           (0.08)            0.49             1.62
-----------      -----------      -----------      -----------      -----------
      (1.36)           (0.25)           (0.03)            0.52             1.67
-----------      -----------      -----------      -----------      -----------

      (0.04)           (0.04)           (0.05)           (0.03)           (0.05)
         --            (0.36)           (0.84)           (1.65)           (1.08)
      (0.52)           (0.34)              --               --               --
         --               --               --               --               --
-----------      -----------      -----------      -----------      -----------
      (0.56)           (0.74)           (0.89)           (1.68)           (1.13)
-----------      -----------      -----------      -----------      -----------

      (0.16)           (0.23)              --               --            (0.04)
      (0.01)           (0.01)              --               --            (0.01)
-----------      -----------      -----------      -----------      -----------
      (0.17)           (0.24)              --               --            (0.05)
-----------      -----------      -----------      -----------      -----------
$      4.85      $      6.94      $      8.17      $      9.09      $     10.25
===========      ===========      ===========      ===========      ===========
$      4.59      $      7.56      $      7.55      $      8.69      $      9.75
===========      ===========      ===========      ===========      ===========

     (20.6%)           (3.0%)            0.2%             6.2%            17.6%
     (32.2%)           14.1%            (3.2%)            6.7%             1.3%

      0.93%            0.91%            0.88%            0.85%            0.94%
      0.64%            0.56%            0.63%            0.32%            0.56%
     10.15%           10.21%           10.46%           16.86%           11.62%
     65.86%           73.30%          127.55%           54.24%           76.02%
$   128,713      $   145,517      $   140,863      $   153,002      $   171,512

      from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2003 were $33,283,577 and $35,028,346, respectively.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
June 30, 2003 (Unaudited)

                                                                      Market
                                      Shares           Cost            Value
                                     ---------       ---------       ---------
COMMON STOCKS - 97.98%
BASIC MATERIALS - 2.56%
Forestry & Paper - 2.56%
Bowater Inc.                            93,500     $ 4,423,466    $  3,501,575
TOTAL BASIC MATERIALS                                4,423,466       3,501,575
------------------------------------------------------------------------------

CAPITAL GOODS - 7.15%
Aerospace & Defense - 4.24%
General Dynamics Corp.                  34,800       2,461,195       2,523,000
Raytheon Co.                            99,500       3,429,852       3,267,580
                                                   -----------     -----------
                                                     5,891,047       5,790,580
Electrical Equipment - 2.91%
Parker Hannifin Corp.                   94,800       4,519,195       3,980,652
TOTAL CAPITAL GOODS                                 10,410,242       9,771,232
------------------------------------------------------------------------------

COMMERCIAL SERVICES - 2.51%
Business Products & Services - 2.51%
Accenture Ltd.*                        189,600       4,227,692       3,429,864
TOTAL COMMERCIAL
  SERVICES                                           4,227,692       3,429,864
------------------------------------------------------------------------------

COMMUNICATIONS - 4.28%
Telecomm Service Providers - 4.28%
ALLTEL Corp.                            66,100       3,347,105       3,187,342
BellSouth Corp.                         99,800       3,723,365       2,657,674
                                                   -----------     -----------
                                                     7,070,470       5,845,016
TOTAL COMMUNICATIONS                                 7,070,470       5,845,016
------------------------------------------------------------------------------

CONSUMER CYCLICAL - 12.81%
Clothing & Accessories - 2.36%
TJX Companies Inc.                     171,300       2,590,532       3,227,292
General Merchandise - 2.58%
Target Corp.                            93,300       3,209,526       3,530,472
Hotels & Gaming - 3.05%
Starwood Hotels &
  Resorts Inc.                         145,600       4,472,957       4,162,704
Publishing & Media - 4.82%
Dow Jones &
  Company Inc.                          62,800       3,396,231       2,702,284
Viacom Inc. - Class B*                  58,800       2,889,801       2,567,208
Walt Disney Co.                         66,800       1,393,508       1,319,300
                                                   -----------     -----------
                                                     7,679,540       6,588,792
TOTAL CONSUMER CYCLICAL                             17,952,555      17,509,260
------------------------------------------------------------------------------

                                                                       Market
                                      Shares           Cost            Value
                                     ---------       ---------       ---------
CONSUMER STAPLES - 5.51%
Food & Agricultural Products - 5.51%
Bunge Ltd.                             123,800     $ 2,963,252    $  3,540,680
Kraft Foods Inc.                        83,500       2,627,196       2,717,925
Sara Lee Corp.                          67,400       1,321,225       1,267,794
                                                   -----------     -----------
                                                     6,911,673       7,526,399
TOTAL CONSUMER STAPLES                               6,911,673       7,526,399
------------------------------------------------------------------------------

ENERGY - 6.35%
Exploration & Production - 2.05%
Devon Energy Corp.                      52,412       2,528,822       2,798,822
Integrated Oils - 2.79%
ConocoPhillips                          69,519       3,961,318       3,809,641
Oil Services - 1.51%
Transocean Inc.*                        94,300       2,171,769       2,071,771
TOTAL ENERGY                                         8,661,909       8,680,234
------------------------------------------------------------------------------

FINANCIALS - 21.35%
Integrated Financial Services - 2.74%
Citigroup Inc.                          87,500       3,751,033       3,745,000
Life & Health Insurance - 2.00%
Nationwide Financial
  Services - Class A                    42,200       1,747,900       1,371,500
Principal Financial Group               42,500       1,149,789       1,370,625
                                                   -----------     -----------
                                                     2,897,689       2,742,125

Money Center Banks - 1.02%
Bank of America Corp.                   17,600       1,191,759       1,390,928
Property Casualty Insurance - 10.49%
Allstate Corp.                          68,300       2,455,295       2,434,895
AMBAC Financial
  Group Inc.                            46,200       2,518,371       3,060,750
American
  International Group                   45,600       2,943,285       2,516,208
Radian Group Inc.                       97,300       3,402,595       3,566,045
Travelers Property and
  Casualty Corp.                       173,800       2,512,932       2,763,420
                                                   -----------     -----------
                                                    13,832,478      14,341,318

Regional Banks - 1.44%
SouthTrust Corp.                        72,200       1,649,525       1,963,840

Securities & Asset Management - 2.00%
Goldman Sachs Group Inc.                13,600         919,330       1,139,000
Lehman Brothers
  Holdings Inc.                         24,000       1,379,233       1,595,520
                                                   -----------     -----------
                                                     2,298,563       2,734,520

Specialty Finance - 1.66%
Freddie Mac                             44,600       2,825,903       2,264,342
TOTAL FINANCIALS                                    28,446,950      29,182,073
------------------------------------------------------------------------------

                                                                       Market
                                      Shares           Cost            Value
                                     ---------       ---------       ---------
MEDICAL - HEALTHCARE - 19.55%
Healthcare Services - 6.25%
Aetna Inc.                              60,900     $ 2,675,986    $  3,666,180
Caremark RX Inc.*                       60,100       1,393,635       1,543,368
Omnicare Inc.                           98,819       2,408,501       3,339,094
                                                   -----------     -----------
                                                     6,478,122       8,548,642

Pharmaceuticals - 13.30%
Bristol-Myers Squibb Co.                86,380       3,495,709       2,345,217
King
  Pharmaceuticals Inc.*                183,300       2,314,437       2,705,508
Mylan Laboratories Inc.                 93,600       2,713,945       3,254,472
Pfizer Inc.                            154,560       4,311,411       5,278,224
Watson
  Pharmaceuticals Inc.*                 44,200       1,269,685       1,784,354
Wyeth                                   61,600       2,181,344       2,805,880
                                                   -----------     -----------
                                                    16,286,531      18,173,655
TOTAL MEDICAL -
  HEALTHCARE                                        22,764,653      26,722,297
------------------------------------------------------------------------------

TECHNOLOGY - 12.96%
Computer Software - 3.08%
Microsoft Corp.                        164,200       5,018,589       4,205,162
Electronic Equipment - 1.88%
American Power
  Conversion*                          164,600       2,291,097       2,566,114
IT Services - 0.96%
Computer
Sciences Corp.*                         34,500       1,431,602       1,315,140
Semiconductors - 5.00%
Intel Corp.                            168,200       4,798,360       3,495,869
National
  Semiconductor Corp.*                  67,500       1,278,794       1,331,100
Xilinx Inc.*                            79,500       2,117,355       2,012,145
                                                   -----------     -----------
                                                     8,194,509       6,839,114

Technology Resellers - Distributors - 2.04%
Tech Data Corp.*                       104,200       2,822,347       2,783,182
TOTAL TECHNOLOGY                                    19,758,144      17,708,712
------------------------------------------------------------------------------

TRANSPORTATION - 1.87%
Railroads - 1.87%
Union Pacific Corp.                     44,000       2,552,640       2,552,880
TOTAL TRANSPORTATION                                 2,552,640       2,552,880
------------------------------------------------------------------------------

                                                                      Market
                                      Shares           Cost            Value
                                     ---------       ---------       ---------
UTILITIES - 1.08%
Electric - Gas Utilities - 1.08%
Exelon Corp.                            24,600    $  1,303,633     $ 1,471,326
TOTAL UTILITIES                                      1,303,633       1,471,326
------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                134,484,027     133,900,868
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 2.58%
Goldman Sachs Financial
  Square Prime Obligations
  Fund - FST Shares                                  3,527,133       3,527,133
TOTAL SHORT-TERM
  INVESTMENTS                                        3,527,133       3,527,133
------------------------------------------------------------------------------

TOTAL
INVESTMENTS                             100.56%    138,011,160     137,428,001
Liabilities in Excess of
  Other Assets                           (0.56%)                      (766,571)
                                        ------                    ------------
NET ASSETS                              100.00%                   $136,661,430
                                        ======                    ============

*     Denotes non-income producing security.

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
June 30, 2003 (Unaudited)

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") are generally valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

      Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

      When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Investment Transactions - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

      The Fund had available for federal income tax purposes unused capital loss carryovers of approximately $15,485,000, which will expire in 2010.

      The Fund intends to elect to defer to its fiscal year ending December 31, 2003, approximately $468,000 of losses recognized during the period November 1, 2002 to December 31, 2002, which will expire in 2011 if unutilized.

      The tax character of the distributions paid was as follows:

                                               Six Months Ended      Year Ended
                                                   June 30,         December 31,
                                                     2003               2002
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                  $   126,304       $    930,340
Long-term capital gain                                     0                  0
Undesignated                                       2,800,553                  0
Return of capital                                          0         13,857,137
                                                 -----------       ------------
Total                                            $ 2,926,857       $ 14,787,477
                                                 ===========       ============

      As of June 30, 2003, the components of distributable earnings on a tax basis was as follows:

Undistributed net investment income                                $     61,083
Accumulated net realized loss                                       (18,177,084)
Net unrealized depreciation                                          (1,020,713)
Undesignated distributions                                           (2,800,553)
                                                                   ------------
Total                                                              $(21,937,267)
                                                                   ============

      The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales.

Distributions to Stockholders - Distributions to stockholders are recorded on the ex-dividend date. Distributions are classified to conform to the tax reporting requirements of the Internal Revenue Code. If the Fund's total distributions for the year (exclusive of long-term capital gains dividends) exceed its net investment income and short-term capital gains for such year, all or a portion of such undesignated distributions may constitute a non-taxable return of capital. Management currently believes it is likely that all of the undesignated portion will be a non-taxable return of capital, however the actual determination of the source of the undesignated distributions can be made only at year-end.

      The Fund distributes at least 2.5% of its net asset value quarterly to its stockholders.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United Stated of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2.    UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of June 30, 2003:
Gross appreciation (excess of value over tax cost)                $  10,858,668
Gross depreciation (excess of tax cost over value)                  (11,879,381)
                                                                  -------------
Net unrealized appreciation                                       $  (1,020,713)
                                                                  -------------
Cost of investments for income tax purposes                       $ 138,448,714
                                                                  =============

3.    INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

      The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC ("DIA"), whereby a management fee is paid to DIA based on an annual rate of 0.65% of the Fund's average weekly net assets up to $100,000,000 and 0.50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and directors of the Fund are also officers of DIA.

      Effective September 1, 1999, ALPS Mutual Funds Services, Inc. ("ALPS") and DIA entered into an Administrative Agreement to serve as the Fund's co-administrators. The Administrative Agreement includes the Fund's administrative and fund accounting services. The administrative services fee is based on an annual rate for ALPS and DIA, respectively, of 0.08% and 0.01% of the Fund's average daily net assets up to $75,000,000, 0.04% and 0.005% of the Fund's average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund's average daily net assets in excess of $125,000,000. The administrative services fee is paid monthly.

4.    ANNUAL MEETING OF STOCKHOLDERS

      The Annual Meeting of Stockholders of the Fund (the "Annual Meeting") was held May 20, 2003 pursuant to notice given to all stockholders of record at the close of business on March 14, 2003. At the Annual Meeting, stockholders were asked to approve the following:

Proposal 1.

      To elect two Class III directors, Kenneth V. Penland and Roberta M. Wilson, to serve until the Annual Meeting in the year 2006. The number of shares voting for the election of Mr. Penland was 14,632,422 and the number of shares withholding authority was 1,178,300. The number of shares voting for the election of Ms. Wilson was 14,615,164 and the number of shares withholding authority was 1,195,558.

      The name of each other director whose term of office continued after the Annual Meeting was Todger Anderson, Gary P. McDaniel, Robert J. Greenebaum, Lee
W. Mather, Jr. and Richard C. Schulte.

Proposal 2.

      To approve an amendment to the Fund's Articles of Incorporation to permit the Fund to issue additional classes of stock, including preferred stock. The number of shares voting for the proposal was 11,660,910, the number of shares voting against the proposal was 3,585,886 and the number of shares abstaining on the proposal was 505,290. The number of shares needed to approve the proposal was 13,303,894 so the proposal was not approved.

Proposal 3.

      To approve the elimination of the Fund's fundamental policy that restricts its ability to purchase securities on margin. The number of shares voting for the proposal was 10,764,964, the number of shares voting against the proposal was 4,372,860 and the number of shares abstaining on the proposal was 614,262. The number of shares needed to approve the proposal was 10,553,898 so the proposal was approved.

Proposal 4.

      To approve an amendment to the Fund's investment advisory agreement between the Fund and Denver Investment Advisors LLC to increase the advisory fee payable to Denver Investment Advisors LLC by authorizing it to be compensated on the assets of the Fund related to debt. The number of shares voting for the proposal was 9,993,905, the number of shares voting against the proposal was 4,831,328 and the number of shares abstaining on the proposal was 926,853. The number of shares needed to approve the proposal was 10,553,898 so the proposal was not approved.

--------------------------------------------------------------------------------

                               BOARD OF DIRECTORS

              Kenneth V. Penland, Chairman
              Todger Anderson, Director
              Robert J. Greenebaum, Director
              Lee W. Mather, Jr, Director
              Gary P. McDaniel, Director
              Richard C. Schulte, Director
              Roberta M. Wilson, Director

                                    OFFICERS

              Kenneth V. Penland, Chairman
              Todger Anderson, President
              Mark M. Adelmann, Vice President
              W. Bruce McConnel, Secretary
              Jasper R. Frontz, Treasurer

              Investment Adviser/Co-Administrator
              Denver Investment Advisors LLC
              1225 17th Street, 26th Floor
              Denver, CO 80202
              (303) 312-5100

              Stockholder Relations
              Margaret R. Jurado
              (800) 624-4190               (303) 312-5100
              e-mail: blu@denveria.com

              Custodian
              Bank of New York
              One Wall Street
              New York, NY 10286

              Co-Administrator
              ALPS Mutual Funds Services, Inc.
              1625 Broadway, Suite 2200
              Denver, CO 80202

              Transfer Agent
              Dividend Reinvestment Plan Agent
              (Questions regarding your Account)
              Mellon Investor Services, LLC
              Overpeck Centre
              85 Challenger Road
              Ridgefield Park, NJ 07660
              (800) 288-9541
              www.melloninvestor.com

                                NYSE Symbol--BLU

                        [LOGO]                Blue Chip
                        BlueChip              Value Fund

                                  www.blu.com

--------------------------------------------------------------------------------

Item 2.  Code of Ethics

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 3.  Audit Committee Financial Expert

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 4.  Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 5.  Audit Committee of Listed Registrants. Not Applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

To be provided with the registrant's filing of its annual report on Form N-CSR.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits

(a)(1) Form N-CSR disclosure requirement not yet effective with respect to the registrant.

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX- 99.CERT.

(b) Attached hereto as Exhibit 99.906CERT are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLUE CHIP VALUE FUND, INC.


By: /s/Todger Anderson
    ---------------------------------
    Todger Anderson
    President/Chief Executive Officer

Date: August 29, 2003

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/Todger Anderson
    ---------------------------------
    Todger Anderson
    President/Chief Executive Officer

Date: August 29, 2003


By: /s/Jasper Frontz
    ---------------------------------
    Jasper Frontz
    Treasurer/Chief Financial Officer

Date: August 29, 2003